LAKELAND FINANCIAL CORPORATION
P.O. Box 1387 o Warsaw, Indiana 46581 o (574) 267-6144




                                 March 7, 2003



Dear Shareholder:



         On behalf of the board of directors and management of Lakeland Financial Corporation, we cordially invite you to attend the annual meeting of shareholders of Lakeland Financial Corporation to be held at 12:00 p.m. on April 8, 2003, at Westminster Hall located at 200 Seminary Drive in Winona Lake, Indiana. The accompanying notice of annual meeting of shareholders and proxy statement discuss the business to be conducted at the meeting. We have also enclosed a copy of our 2002 summary annual report to shareholders and a copy of our annual report on Form 10-K for your review. At the meeting we will report on operations and the outlook for the year ahead.

         Your board of directors has nominated six persons to serve as directors, each of whom are incumbent directors. Additionally, our audit committee has selected and we recommend that you ratify the selection of Crowe, Chizek and Company LLP to continue as our independent public accountants for the year ending December 31, 2003. We recommend you vote your shares for the director nominees and in favor of the proposal.

         We encourage you to attend the meeting in person. Please return the enclosed RSVP card if you plan to attend. Whether or not you plan to attend, however, please complete, date, sign and return the enclosed proxy card in the enclosed envelope. This will assure that your shares are represented at the meeting.

         We look forward with pleasure to seeing and visiting with you at the meeting.


                                 Very truly yours,




                                 /s/Michael L. Kubacki
                                 Michael L. Kubacki
                                 President and Chief Executive Officer

                        LAKELAND FINANCIAL CORPORATION



                           NOTICE OF ANNUAL MEETING
                                OF SHAREHOLDERS
                           TO BE HELD APRIL 8, 2003


To the shareholders:

         The annual meeting of the shareholders of Lakeland Financial Corporation will be held on Tuesday, April 8, 2003, at 12:00 p.m. at Westminster Hall located at 200 Seminary Drive in Winona Lake, Indiana, for the following purposes:

         1.       to elect six members of the board of directors;

         2. to ratify the appointment of Crowe, Chizek and Company LLP as independent public accountants for the fiscal year ending December 31, 2003; and

         3. to transact such other business as may properly be brought before the meeting and any adjournments or postponements of the meeting.

         Only shareholders of record on our books at the close of business on February 19, 2003, the record date for the annual meeting, will be entitled to vote at the annual meeting. In the event there are an insufficient number of votes for a quorum or to approve or ratify any of the foregoing proposals at the time of the annual meeting, the meeting may be adjourned or postponed in order to permit us to further solicit proxies.

                                            By order of the Board of Directors



                                            /s/R. Douglas Grant
                                            R. Douglas Grant
                                            Chairman of the Board

Warsaw, Indiana
March 7, 2003

PLEASE SIGN AND DATE THE ENCLOSED PROXY CARD AND RETURN IT IN THE ENCLOSED ENVELOPE AS PROMPTLY AS POSSIBLE, WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING IN PERSON. WE HOPE THAT YOU WILL BE ABLE TO ATTEND THE MEETING, AND IF YOU DO YOU MAY VOTE YOUR STOCK IN PERSON IF YOU WISH. YOU MAY REVOKE THE PROXY CARD AT ANY TIME PRIOR TO ITS EXERCISE.

                        LAKELAND FINANCIAL CORPORATION


                                PROXY STATEMENT

                        ANNUAL MEETING OF SHAREHOLDERS
                                 April 8, 2003



         Lakeland Financial Corporation, an Indiana corporation, with its principal executive offices located in Warsaw, Indiana, is the holding company for Lake City Bank. We also own all of the common securities of Lakeland Capital Trust, a Delaware business trust created for the issuance of trust preferred securities to the public. Lake City Bank owns all of the common stock of LCB Investments Limited, formed in 1999 to manage a portion of the bank's securities portfolio.

         This proxy statement is being furnished to shareholders in connection with the solicitation by our board of directors of proxies to be used at the annual meeting to be held at Westminster Hall, located at 200 Seminary Drive in Winona Lake, Indiana on Tuesday, April 8, 2003 at 12:00 p.m., or at any adjournments or postponements of the meeting. Our summary annual report to shareholders, including the consolidated financial statements for the fiscal year ended December 31, 2002 and a copy of our Form 10-K that we filed with the Securities and Exchange Commission, accompanies this proxy statement, which is first being mailed to shareholders on or about March 7, 2003.

         The following is information regarding the meeting and the voting process, presented in a question and answer format.

Why am I receiving this proxy statement and proxy card?

         You are receiving a proxy statement and proxy card from us because on February 19, 2003, the record date for the annual meeting, you owned shares of Lakeland Financial's common stock. This proxy statement describes the matters that will be presented for consideration by the shareholders at the annual meeting. It also gives you information concerning the matters to assist you in making an informed decision.

         When you sign the enclosed proxy card, you appoint the proxy holder as your representative at the meeting. The proxy holder will vote your shares as you have instructed in the proxy card, thereby ensuring that your shares will be voted whether or not you attend the meeting. Even if you plan to attend the meeting, you should complete, sign and return your proxy card in advance of the meeting just in case your plans change.

         If you have signed and returned the proxy card and an issue comes up for a vote at the meeting that is not identified on the card, the proxy holder will vote your shares, pursuant to your proxy, in accordance with his or her judgment.

What matters will be voted on at the meeting?

         You are being asked to vote on the election of six directors of Lakeland Financial for a term expiring in 2006 and the ratification of Crowe, Chizek and Company LLP as our independent auditors for the 2003 fiscal year. These matters are more fully described in this proxy statement.

How do I vote?

         You may vote either by mail or in person at the meeting. To vote by mail, complete and sign the enclosed proxy card and mail it in the enclosed pre-addressed envelope. No postage is required if mailed in the United States. If you mark your proxy card to indicate how you want your shares voted, your shares will be voted as you instruct.

         If you sign and return your proxy card but do not mark the card to provide voting instructions, the shares represented by your proxy card will be voted "for" all six nominees named in this proxy statement and "for" the ratification of our auditors.

         If you want to vote in person, please come to the meeting. We will distribute written ballots to anyone who wants to vote at the meeting. Please note, however, that if your shares are held in the name of your broker (or in what is usually referred to as "street name"), you will need to arrange to obtain a proxy from your broker in order to vote in person at the meeting. Even if you plan to attend the annual meeting, you should complete and return your proxy card in advance of the annual meeting in case your plans change.

What does it mean if I receive more than one proxy card?

         It means that you have multiple holdings reflected in our stock transfer records and/or in accounts with stockbrokers. Please sign and return ALL proxy cards to ensure that all your shares are voted.

If I hold shares in the name of a broker, who votes my shares?

         If you received this proxy statement from your broker, your broker should have given you instructions for directing how your broker should vote your shares. It will then be your broker's responsibility to vote your shares for you in the manner you direct.

         Under the rules of various national and regional securities exchanges, brokers may generally vote on routine matters, such as the election of directors and the ratification of independent auditors, but cannot vote on non-routine matters, such as an amendment to the certificate of incorporation or the adoption of a stock option plan, unless they have received voting instructions from the person for whom they are holding shares. If your broker does not receive instructions from you on how to vote particular shares on a matter on which your broker does not have discretionary authority to vote, your broker will return the proxy card to us, indicating that he or she does not have the authority to vote on these matters. This is generally referred to as a "broker non-vote" and will affect the outcome of the voting as described below, under "How many votes are needed for approval of each proposal?" Therefore, we encourage you to provide directions to your broker as to how you want your shares voted on all matters to be brought before the meeting. You should do this by carefully following the instructions your broker gives you concerning its procedures. This ensures that your shares will be voted at the meeting.

What if I change my mind after I return my proxy card?

         If you hold your shares in your own name, you may revoke your proxy and change your vote at any time before the polls close at the meeting. You may do this by:

         o signing another proxy card with a later date and returning that proxy card to our transfer agent at:

               American Stock Transfer and Trust Company
               59 Maiden Lane
               New York, New York  10038;

         o     sending notice to us that you are revoking your proxy; or

         o     voting in person at the meeting.

         If you hold your shares in the name of your broker and desire to revoke your proxy, you will need to contact your broker to revoke your proxy.

How many votes do we need to hold the annual meeting?

         A majority of the shares that are outstanding and entitled to vote as of the record date must be present in person or by proxy at the meeting in order to hold the meeting and conduct business.

         Shares are counted as present at the meeting if the shareholder either:

         o     is present and votes in person at the meeting; or

         o has properly submitted a signed proxy card or other form of proxy.

         On February 19, 2003, the record date, there were 5,770,565 shares of common stock issued and outstanding. Therefore, at least 2,885,283 shares need to be present at the annual meeting.

What happens if a nominee is unable to stand for re-election?

         The board may, by resolution, provide for a lesser number of directors or designate a substitute nominee. In the latter case, shares represented by proxies may be voted for a substitute nominee. Proxies cannot be voted for more than six nominees. The board has no reason to believe any nominee will be unable to stand for re-election.

What options do I have in voting on each of the proposals?

         You may vote "for" or "withhold authority to vote for" each nominee for director. You may vote "for," "against" or "abstain" on any other proposal that may properly be brought before the meeting.

How many votes may I cast?

         Generally, you are entitled to cast one vote for each share of stock you owned on the record date. The proxy card included with this proxy statement indicates the number of shares owned by an account attributable to you.

How many votes are needed for each proposal?

         The six individuals receiving the highest number of votes cast "for" their election will be elected as directors of Lakeland Financial.

         The ratification of our auditors and all other matters must receive the affirmative vote of a majority of the shares present in person or by proxy at the meeting and entitled to vote. Broker non-votes will not be counted as entitled to vote, but will count for purposes of determining whether or not a quorum is present on the matter.

Where do I find the voting results of the meeting?

         We will announce voting results at the meeting. The voting results will also be disclosed in our Form 10-Q for the quarter ended June 30, 2003.

Who bears the cost of soliciting proxies?

         We will bear the cost of soliciting proxies. In addition to solicitations by mail, officers, directors or employees of Lakeland Financial or its subsidiaries may solicit proxies in person or by telephone. These persons will not receive any special or additional compensation for soliciting proxies. We may reimburse brokerage houses and other custodians, nominees and fiduciaries for their reasonable out-of-pocket expenses for forwarding proxy and solicitation materials to shareholders.


                         SECURITY OWNERSHIP OF CERTAIN
                       BENEFICIAL OWNERS AND MANAGEMENT

         The following table sets forth certain information with respect to the beneficial ownership of our common stock at February 19, 2003, by each person known by us to be the beneficial owner of more than 5% of the outstanding common stock, by each director or nominee, by each executive officer named in the summary compensation table which can be found later in this proxy statement, and by all directors and executive officers of Lakeland Financial as a group. Beneficial ownership has been determined for this purpose in accordance with Rule 13d-3 under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), under which a person is deemed to be the beneficial owner of securities if he or she has or shares voting power or investment power in respect of such securities or has the right to acquire beneficial ownership of securities within 60 days of February 19, 2003.


    Name of Individual or                    Amount and Nature of     Percent
Number of Individuals in Group             Beneficial Ownership(1,2)  of Class

5% Shareholders

Lakeland Financial Corporation 401(k) Plan        636,633(3)           11.03%
Post Office Box 1387
Warsaw, Indiana  46581-1387

Directors and Nominees

Robert E. Bartels, Jr.                                100                  *
Eddie Creighton                                   145,100(4)            2.51%
Anna K. Duffin                                      3,000(5)               *
L. Craig Fulmer                                    10,730(6)               *
R. Douglas Grant                                  104,321(7)            1.81%
Jerry L. Helvey                                    82,800(8)            1.43%
Michael L. Kubacki                                 35,886(9)               *
Allan J. Ludwig                                    31,916(10)              *
Charles E. Niemier                                 10,311(11)              *
D. Jean Northenor                                  36,900(12)              *
Emily Pichon                                          100                  *
Richard L. Pletcher                                 9,731(13)              *
Steven D. Ross                                      1,612                  *
Donald B. Steininger                                5,000                  *
Terry L. Tucker                                     9,989(14)              *
M. Scott Welch                                      5,249(15)              *

Other Named Executive Officers
David M. Findlay                                    1,019                  *
Charles D. Smith                                   30,564(16)              *
Robert C. Condon                                    2,211                  *
Kevin L. Deardorff                                  2,613                  *


All directors and executive officers as a group
(20 persons)                                      529,152(17)           9.17%

*Indicates that the individual or entity owns less than one percent of Lakeland Financial's common stock.

(1) The total number of shares of common stock issued and outstanding on February 19, 2003 was 5,770,565.

(2) The information contained in this column is based upon information furnished to us by the persons named above and as shown on our transfer records. The nature of beneficial ownership for shares shown in this column, unless otherwise noted, represents sole voting and investment power.

(3) This information has been supplied by Lake City Bank which serves as trustee of the trust for the plan. Participant employees of Lakeland Financial and Lake City Bank exercise investment power over the shares held in their respective participant accounts. Lake City Bank exercises sole investment power over those shares not allocated to any participant account. On February 19, 2003, there were 363,367 unallocated shares held for the plan.

(4) Mr. Creighton intends to retire from the board of directors prior to this year's annual meeting. Includes 112,172 shares held by CB Farms, LLC, as to which Mr. Creighton shares voting and investment power and 3,960 shares owed individually by Mr. Creighton's wife, as to which shares he disclaims any beneficial interest.

(5) All of which shares Mrs. Duffin owns jointly with her husband and shares voting and investment power.

(6) Includes 5,211 shares credited to Mr. Fulmer's account as of January 28, 2003 under the terms of the Amended and Restated Lakeland Financial Corporation Directors Fee Deferral Plan.

(7) Includes 3,339 shares credited to Mr. Grant's account as of January 28, 2003 under the terms of the Amended and Restated Lakeland Financial Corporation Directors Fee Deferral Plan.

(8) Includes 56,255 shares held individually by Mr. Helvey's wife, as to which shares he disclaims any beneficial interest and 12,317 shares credited to Mr. Helvey's account as of January 28, 2003 under the terms of the Amended and Restated Lakeland Financial Corporation Directors Fee Deferral Plan.

(9) Includes 100 shares owned by each of Mr. Kubacki's minor son and daughter, as to which shares he disclaims any beneficial interest.

(10) Includes 17,492 shares held by Ludwig Investments, as to which shares Mr. Ludwig exercises voting and investment power; 8,000 shares held by Mr. Ludwig's individual retirement account, as to which shares he exercises voting and investment power; 2,000 shares held by Mr. Ludwig's wife's retirement account, as to which shares Mr. Ludwig disclaims any beneficial interest; and 4,424 shares credited to Mr. Ludwig's account as of January 28, 2003 under the terms of the Amended and Restated Lakeland Financial Corporation Directors Fee Deferral Plan.

(11) Includes 1,673 shares held by Mr. Niemier's individual retirement account, as to which shares he shares voting and investment power; 1,279 shares held by Mr. Niemier's wife's individual retirement account, as to which shares he shares voting and investment power; 1,848 shares held in Mr. Niemier's 401(k) plan, as to which shares he shares voting and investment power; and 3,359 shares credited to Mr. Niemier's account as of January 28, 2003 under the terms of the Amended and Restated Lakeland Financial Corporation Directors Fee Deferral Plan.

(12) Includes 415 shares held jointly with Ms. Northenor's husband, with whom she shares voting and investment power.

(13) Includes 704 shares held by Mr. Pletcher's individual retirement account. Also included are 704 shares held by Mr. Pletcher's wife's individual retirement account, with respect to which shares Mr. Pletcher disclaims any beneficial interest; and 7,657 shares credited to Mr. Pletcher's account as of January 28, 2003 under the terms of the Amended and Restated Lakeland Financial Corporation Directors Fee Deferral Plan.

(14) Includes 4,709 shares credited to Mr. Tucker's account as of January 28, 2003 under the terms of the Amended and Restated Lakeland Financial Corporation Directors Fee Deferral Plan.

(15) Includes 2,399 shares credited to Mr. Welch's account as of January 28, 2003 under the terms of the Amended and Restated Lakeland Financial Corporation Directors Fee Deferral Plan.

(16) Includes 272 shares owned by Mr. Smith's wife, as to which shares he disclaims any beneficial interest.

(17) This includes shares which have been allocated to executive officers under the 401(k) plan through December 31, 2001 and all prior years.

                             ELECTION OF DIRECTORS

         Shareholders will be entitled to elect six directors for a term expiring in 2006 at the annual meeting. Our board is divided into three classes of directors having staggered terms of three years. We have no knowledge that any nominee will refuse or be unable to serve, but if any of the nominees is unavailable for election, the holders of the proxies reserve the right to substitute another person of their choice as a nominee when voting at the meeting.

         Set forth below is information concerning the nominees for election and for each of Lakeland Financial's other directors, whose terms of office will continue after the meeting, including the age, the year first elected as a director and the other positions held by the person at Lakeland Financial and Lake City Bank. The nominees, if elected at the annual meeting, will serve as directors for a three-year term expiring in 2006, except as noted below. We recommend that shareholders vote "FOR" each of the nominees for director. Unless authority to vote for the nominees is withheld, the shares represented by the enclosed proxy card, if executed and returned, will be voted "FOR" the election of the nominees proposed by the Board of Directors.

                                   NOMINEES

Name                  Director          Positions with Lakeland
(Age)                 Since(1)        Financial and Lake City Bank
Term Expires 2006

R. Douglas Grant(2)     1980   Chairman of the Board and Director of Lakeland
(Age 69)                       Financial and Lake City Bank

Jerry L. Helvey(2)      1974   Director of Lakeland Financial and Lake City Bank
(Age 69)

Allan J. Ludwig         1996   Director of Lakeland Financial and Lake City Bank
(Age 64)

D. Jean Northenor(2)    2001   Director of Lakeland Financial and Lake City Bank
(Age 70)

Emily Pichon            2002   Director of Lakeland Financial and Lake City Bank
(Age 39)

Richard L. Pletcher     1992   Director of Lakeland Financial and Lake City Bank
(Age 61)
                             CONTINUING DIRECTORS
Term Expires 2004

Anna K. Duffin          1994   Director of Lakeland Financial and Lake City Bank
(Age 69)

L. Craig Fulmer         1993   Director of Lakeland Financial and Lake City Bank
(Age 60)

Charles E. Niemier      1998   Director of Lakeland Financial and Lake City Bank
(Age 47)

Donald B. Steininger    2001   Director of Lakeland Financial and Lake City Bank
(Age 60)

Terry L. Tucker         1988   Director of Lakeland Financial and Lake City Bank
(Age 62)

Term Expires 2005

Robert E. Bartels, Jr.  2002   Director of Lakeland Financial and Lake City Bank
(Age 38)

Michael L. Kubacki      1998   President, Chief Executive Officer and Director
(Age 51)                       of Lakeland Financial and Lake City Bank

Steven D. Ross          2000   Director of Lakeland Financial and Lake City Bank
(Age 48)

M. Scott Welch          1998   Director of Lakeland Financial and Lake City Bank
(Age 42)

(1) Includes service as a director of Lake City Bank. Messrs. Grant and Helvey have served as a director of Lakeland Financial since its formation in 1984.
(2) Mr. Grant intends to retire from the board in June, 2003, Ms. Northenor intends to retire in September, 2003, and Mr. Helvey intends to retire in December, 2003. As these retirements occur, the Board of Directors will determine if appropriate candidates are available for nomination to fill these vacancies.

         Except as noted above, all directors will hold office for the terms indicated, or until their earlier death, resignation, removal or disqualification, and until their respective successors are duly elected and qualified. There are no arrangements or understandings between any of the nominees, directors or executive officers and any other person pursuant to which any of our nominees, directors or executive officers have been selected for their respective positions. No nominee, member of the board of directors or executive officer is related to any other nominee, member of the board of directors or executive officer. No nominee or director is a director of another "public corporation" (i.e. subject to the reporting requirements of the Securities Exchange Act of 1934) or of any investment company, except for Mr. Fulmer, who is a director of Starcraft Corporation, and Mr. Niemier, who is a director of Biomet, Inc.

         The business experience of each of the nominees and continuing directors for the past five years is as follows:

         Mr. Bartels, Jr. is president and chief operating officer of Martin's Supermarkets, Inc., a regional supermarket chain headquartered in South Bend, Indiana.

         Mr. Creighton is a former partner and general manager of CB Farms, LLC, which owns and operates Creighton Brothers, LLC and Crystal Lake, LLC, which are involved in poultry and egg production and sales, as well as the production and sale of other agricultural and food products.

         Mrs. Duffin is active in civic affairs in the Goshen, Indiana area.

         Mr. Fulmer is chairman of Heritage Financial Group, Inc., a real estate investment and management company based in Elkhart, Indiana.

         Mr. Grant presently serves as chairman of the board of directors of Lakeland Financial and Lake City Bank, positions which he has held since 1993. Prior to January 1999, he also served as president and chief executive officer of Lakeland Financial and Lake City Bank.

         Mr. Helvey serves as chairman of the board of directors of Helvey & Associates, Inc., a group of collection agencies.

         Mr. Kubacki presently serves as president and chief executive officer of Lakeland Financial and Lake City Bank. He first joined Lakeland Financial and Lake City Bank during 1998 as president and became chief executive officer of both in January 1999. Prior to 1998, Mr. Kubacki served as executive vice president of the Northern Trust Bank of California, NA.

         Mr. Ludwig is an entrepreneur and industrial developer.

         Mr. Niemier is senior vice president - international operations of Biomet, Inc., which is a manufacturer of medical and orthopedic devices. He also serves as a trustee of Valparaiso University.

         Ms. Northenor retired in February, 2001 as an executive vice president of Lakeland Financial and Lake City Bank, positions she had held since 1998. She first joined Lake City Bank as the marketing officer in 1983.


         Ms. Pichon is the director of the Cole Foundation.


         Mr. Pletcher is president of Pletcher Enterprises, Inc., a holding company, and chief executive officer of its principal subsidiary, Amish Acres, LLC, a heritage resort.

         Mr. Ross is president of Bertsch Services, which is a regional food service and vending company based in Warsaw, Indiana.

         Mr. Steininger is president of Steininger Development, a real estate development company based in Ft. Wayne, Indiana.

         Mr. Tucker is president of Maple Leaf Farms, Inc., which is primarily engaged in duck production, processing and sales, as well as the production and sale of other food products.

         Mr. Welch is the chief executive officer of Welch Packaging Group, Inc., which is primarily engaged in producing industrial and point of purchase packaging.

         In addition, the following individuals serve as executive officers of Lakeland Financial and are named in the compensation tables included in this proxy statement:

         David M. Findlay, age 41, became an executive vice president and chief financial officer of Lakeland Financial in September, 2000. Prior to his arrival, Mr. Findlay served as the chief financial officer of Quality Dining, Inc., a publicly traded company with its headquarters in South Bend, Indiana. Prior to that, he served in various capacities with The Northern Trust Company in Chicago.

         Charles D. Smith, age 58, presently serves as an executive vice president of Lakeland Financial and Lake City Bank, positions he has held since 2000. He has served as an officer of Lake City Bank since 1983.

         Robert C. Condon, age 61, presently serves as an executive vice president of Lakeland Financial and Lake City Bank, positions he has held since 1999. Prior to that he was managing director of the northern California region of The Northern Trust Company for eight years. Before that he was vice president and division head for Trust Division A for The Northern Trust Company in Chicago.

         Kevin L. Deardorff, age 41, presently serves as an executive vice president of Lakeland Financial and Lake City Bank, positions he has held since 2001. He has served as an officer of Lake City Bank since 1993.

Section 16(a) Beneficial Ownership Reporting Compliance

         Section 16(a) of the Securities Exchange Act of 1934 requires that our executive officers, directors and persons who own more than 10% of our common stock file reports of ownership and changes in ownership with the Securities and Exchange Commission. They are also required to furnish us with copies of all Section 16(a) forms they file. Based solely on our review of the copies of such forms, and, if appropriate, representations made to us by any reporting person concerning whether a Form 5 was required to be filed for 2002, we are not aware that any of our directors, executive officers or 10% shareholders failed to comply with the filing requirements of Section 16(a) during 2002 except Mr. Deardorff, who failed to timely file a Form 4 reporting the sale of 513 shares; Mr. Niemier, who failed to timely file a Form 4 reporting the purchase of 1,680 shares; Ms. Northenor, who failed to timely report gifts in an aggregate of 10 shares on last year's Form 5; Mr. Nowak, who failed to timely file a Form 4 reporting the sale of 570 shares and Mr. Steininger, who failed to timely file a Form 4 reporting the purchase of 2,700 shares.

Board of Directors and Committees of the Board

         Our board of directors held 12 meetings during 2002. The board of directors has, in addition to other committees, an audit committee and a compensation committee. All members of our board of directors also serve as members of the board of directors of Lake City Bank. The board has determined that a majority of the directors are "independent," as that term is defined by the Nasdaq Stock Market, Inc. The board of directors will consider nominees recommended by shareholders if such recommendations comply with our bylaws. Currently, the entire board makes up the nominating committee. During 2002, none of the directors attended less than 75% of the total number of meetings they were eligible to attend except for Messrs. Creighton, Ludwig, Niemier and White.

        In 2002, the audit committee was comprised of Anna K. Duffin, Emily
E. Pichon, Richard L. Pletcher, Steven D. Ross, Terry L. Tucker and M. Scott Welch. Donald B. Steininger also served on the committee until September, 2002, as did George L. White, who retired as a director in December, 2002. The committee held 4 meetings during 2002. Each of the members was considered "independent" according to the Nasdaq listing requirements. In 2003 Charles E. Niemier and Robert E. Bartels, Jr. became audit committee members. The board of directors has determined that Mr. Niemer qualifies as an "audit committee financial expert" under the rules of the Securities and Exchange Commission. The board based this decision on Mr. Niemier's education, professional experience in working for an audit firm and his experience as chief financial officer and board member of Biomet, Inc., a company with its common stock quoted on the Nasdaq National Market System.

         The functions performed by the audit committee include:

         o the selection of our independent auditors;

         o reviewing the independence of the independent auditors;

         o reviewing actions by management on recommendations of the independent auditors and internal auditors;

         o meeting with management, the internal auditors and the independent auditors to review the effectiveness of our system of internal control and internal audit procedures; and

         o reviewing reports of bank regulatory agencies and monitoring management's compliance with recommendations contained in those reports.

         To promote independence of the audit function, the committee consults separately and jointly with the independent auditors, the internal auditors and management. The audit committee has adopted a written charter, which sets forth the committee's duties and responsibilities. We have attached a copy of the current charter to this proxy statement as Appendix A.

         The compensation committee, comprised of L. Craig Fulmer, R. Douglas Grant, Jerry L. Helvey, Michael L. Kubacki and George L. White, until his retirement in December, held 2 meetings during 2002. The functions performed by the compensation committee include making recommendations to the full board of directors with respect to officers' salaries and setting awards in accordance with our benefit plans. Beginning in 2003, Mr. Kubacki no longer serves on the committee and it is comprised solely of "independent" directors, as that term is defined by Nasdaq.

                            EXECUTIVE COMPENSATION

         The following table shows the compensation earned for the last three fiscal years by the chief executive officer and our four other most highly paid executive officers:





--------------------------------------------------------------------------------------------------------------------

                                                    SUMMARY COMPENSATION TABLE
--------------------------------------------------------------------------------------------------------------------

                                                                                   Long Term
                                                                                 Compensation
                                                  Annual Compensation               Awards
                                           ----------------------------------- ------------------

             (a)                   (b)            (c)              (d)                (g)               (i)

                                                                                  Securities
                                                                                  Underlying          All Other
           Name and                                                              Options/SARs       Compensation
      Principal Position          Year          Salary($)         Bonus($)            (#)              ($)(3)
------------------------------- ---------- -------------------- -------------- ------------------ ------------------

Michael L. Kubacki                 2002         $ 290,000          $ 56,000               -               $ 11,791
President and Chief Executive      2001           280,000            52,000          10,000                 10,936
Officer                            2000           260,000            47,500          20,000                 16,657

David M. Findlay(1)                2002         $ 182,500          $ 26,250               -               $ 12,307
Chief Financial Officer            2001           177,296             7,615          15,000                  3,680

Charles D. Smith                   2002         $ 152,500          $ 21,750               -               $ 11,184
Executive Vice President           2001           145,423            18,377           7,000                  8,719
                                   2000           128,462            11,003          10,000                  9,862

Robert C. Condon                   2002         $ 125,000          $ 18,000               -               $  8,098
Executive Vice President           2001           120,000            16,500           6,000                  7,772
                                   2000           110,000            11,250           8,000                    934

Kevin L. Deardorff(2)              2002         $ 125,000          $ 18,000               -               $  9,178
Executive Vice President           2001           120,000            10,645           5,000                  7,772


(1) Mr. Findlay joined the organization in September, 2000. Accordingly, no information is given with respect to his compensation for 2000.

(2) We were not required to disclose Mr. Deardorff's salary information for 2000, and therefore, it is not included in this table.

(3) The amounts set forth in column (i) for Messrs. Kubacki, Findlay, Smith, Condon and Deardorff include life insurance premiums paid by us as well as the following 401(k) plan matching contributions, including supplemental 401(k) matching contributions, paid by Lakeland Financial as follows:

        Mr. Kubacki    Mr. Findlay    Mr. Smith    Mr. Condon    Mr. Deardorff
2002    $  10,500      $  11,000      $  10,455    $  7,500      $  8,580
2001    $  10,096      $   2,845      $   8,029    $  7,200      $  7,200
2000    $  11,874      $     ---      $   8,408    $    ---      $    ---

         There were no options granted to the individuals named above in the summary compensation table during the 2002 fiscal year.

         The following table sets forth information concerning the exercisable and nonexercisable stock options at December 31, 2002 held by the individuals named in the summary compensation table:


--------------------------------------------------------------------------------------------------------------------------

                               AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR AND FY-END
                                                     OPTIONS VALUES
--------------------------------------------------------------------------------------------------------------------------

           (a)                   (b)             (c)                    (d)                             (e)
                                Shares                          Number of Securities         Value of Unexercised In-the-
                             Acquired on                       Underlying Unexercised            Money Options at
           Name                Exercise         Value            Options at FY-End                   FY-End ($)
                                              Realized                   (#)
                                 (#)             ($)        Exercisable     Unexercisable   Exercisable    Unexercisable
--------------------------- --------------- -------------- --------------- ---------------- ------------- ----------------

Michael L. Kubacki                ---             ---            ---          60,000        $     ---     $ 1,076,950

David M. Findlay                  ---             ---            ---          30,000        $     ---     $   414,750

Charles D. Smith                  ---             ---            ---          25,000        $     ---     $   418,710

Robert C. Condon                  ---             ---            ---          19,000        $     ---     $   291,500

Kevin L. Deardorff                ---             ---            ---          22,000        $     ---     $   372,000


Pension Plan Table

         Our defined benefit retirement plan covers certain employees over 21 years of age with more than one year of service. Effective April 1, 2000, we amended the plan to freeze the accrual of benefits to participants under the plan. As a result of this amendment, employees who were not participants in the plan as of March 31, 2000 are no longer able to become participants under the plan. In addition, all benefits previously accrued under the plan by participants were frozen in place, and continuing employment with us will not increase the employee's benefits upon retirement. Normal retirement age is 65. Participants received credit for 2-1/2% of their average salary for each year up to 20 years of service or through March 31, 2000, whichever occurred first.

         The principal benefit under this plan is a lifetime annuity for the joint lives of participants and their spouses. This amount is offset by social security benefits. On December 31, 1985, the then existing plan was terminated and the latest plan (which is now frozen) was adopted effective January 1, 1986. Participants in the terminated plan were paid cash or received annuities for their earned benefits as of December 31, 1985. The amounts paid for annuities purchased, as a part of the plan termination will reduce the benefits to be paid out of the latest plan.

               Years of Credited Service Through March 31, 2000
Remuneration       15           20           25           30           35
------------   ----------   ----------   ----------   ----------   ----------

     100,000       37,500       50,000       50,000       50,000       50,000
     150,000       56,250       75,000       75,000       75,000       75,000
     200,000       75,000      100,000      100,000      100,000      100,000
     250,000       93,750      125,000      125,000      125,000      125,000
     300,000      112,500      150,000      150,000      150,000      150,000
     350,000      131,250      175,000      175,000      175,000      175,000
     400,000      150,000      200,000      200,000      200,000      200,000
     450,000      168,750      225,000      225,000      225,000      225,000
     500,000      187,500      250,000      250,000      250,000      250,000


         The amounts shown above include benefits payable under a supplemental employee retirement plan, which is a non-qualified plan payable as a general creditor of Lakeland Financial. This plan was created in 1989 when changes to the Internal Revenue Code that apply to defined pension plans could have resulted in a reduced pension benefit for certain highly compensated employees. This supplemental plan did not create any new benefits, but was adopted to offset any such reduction in pension benefits. Benefits under this plan were frozen as of December 31, 1999, by a resolution of our board, and continuing employment will not increase the employee's benefits under the plan. At the time the defined benefit plan was frozen, Mr. Kubacki was credited with 2 years of service, Mr. Smith was credited with 14 years of service, and Mr. Deardorff was credited with 8 years of service. Mr. Findlay joined Lakeland Financial in 2000 and never participated in the plan. Mr. Condon joined Lakeland Financial in 1999 and never participated in the plan.

Compensation Committee Interlocks and Insider Participation

         During 2002, the compensation committee consisted of Messrs. Fulmer, Grant, Helvey and Kubacki. Mr. White also served on the committee until his retirement in December, 2002. Mr. Kubacki, president and chief executive officer, left the meeting during the time the committee deliberated on his compensation, but he did participate in evaluating and establishing the salaries of other executive officers. Mr. Kubacki no longer serves on the committee.

Employment Agreements

         The Company has entered into change of control agreements with several of its executive officers, including Messrs. Kubacki, Findlay, Smith, Condon and Deardorff. The agreements provide that upon the termination of the executive's employment within one year prior to, or following, a change of control of Lakeland Financial, Mr. Kubacki has the right to receive a payment equal to approximately two times 120% of his base salary and all other executives have the right to receive a payment equal to approximately two times 115% of the executives base salary. Also, the executive shall continue to receive certain benefits, including medical insurance coverage. Pursuant to the agreements, a "change of control" shall be any of the following events: a merger or attempted hostile takeover; a person acquiring 30% of our voting securities followed by their election of a director to the board of directors; a person acquiring more than 50% of our voting securities; and any other event that has the effect of placing control of Lakeland Financial in someone other than its current shareholders.

         In addition, the agreements provide that the executive shall not compete with us, or our successor, for two years following a change of control. If the executive elects, he may forego the severance benefit and not be subject to the restrictive covenant. The restrictive covenant extends to a 60 mile radius of Warsaw, Indiana.

Report of the Compensation Committee on Executive Compensation

         The report of the compensation committee below shall not be deemed incorporated by reference by any general statement incorporating by reference this proxy statement into any filing under the Securities Act of 1933 or under the Securities Exchange Act of 1934, except to the extent Lakeland Financial specifically incorporates this information by reference, and shall not otherwise be deemed filed under such Acts.

   General

         We annually review executive officer compensation in December with the new compensation to become effective on the following January 1. In establishing executive compensation, we have historically divided compensation into the two separate components of salary and bonus. When fixing an individual executive officer's compensation, these two components are intended to work together to compensate the executive officer fairly for his or her services and reward the executive officer based upon our performance during the year. We further encourage the executive officers and all employees to acquire a personal interest in the long-term success of Lakeland Financial by participating in stock ownership under our 401(k) plan. During 1998, we established the Lakeland Financial Corporation 1997 Share Incentive Plan to enhance the opportunity of the executive officers, as well as other covered employees, to acquire stock in Lakeland Financial. The board of directors retains final approval over executive compensation.

   Salary

         The compensation committee reviews each executive's base salary on an annual basis. The committee believes that the base salaries should offer security to each executive and allow us to attract qualified executives and maintain a stable management team and environment. The committee targets base salaries at market levels, although it may be adjusted, either up or down, to reflect our financial performance, including, but not limited to, our earnings per share, net income and return on average assets, although no specific weight is given to these factors. Additionally, base salaries are determined examining, among other things, an executive's level of responsibility, prior experience, education, breadth of knowledge, internal performance objectives and the current market level. When establishing the salary of executive officers other than his own, Mr. Kubacki participated and made recommendations to the committee. Mr. Kubacki is no longer on the committee.

         The salary paid to Mr. Kubacki, as president and chief executive officer, during 2002 was based in part upon the committee's satisfaction with the following factors; profitability, revenue growth, expense control and credit quality. The committee determined that Mr. Kubacki's leadership had a significant impact on our attaining this level of performance while maintaining our excellent safety and soundness ratings. Additionally, the committee considered Mr. Kubacki's personal performance as president and chief executive officer, as well as his employment contract, his previous years' salaries and the salary levels of other similarly situated financial institutions in setting his base salary at $290,000 for 2002.

   Bonus

         Executive officer bonuses that were paid in 2002, including Mr. Kubacki's, were determined by an established executive incentive compensation program, which is periodically reviewed by the committee. This program applied to all of our executive officers, as well as designated officers of Lake City Bank. As established, the committee retains the right to modify the program and/or withhold payment at any time. Historically, payments have not been withheld since its adoption. The bonus program for 2002 was designed to encourage the executive officers to achieve a strong return on shareholders' equity. During the December 2001 review of bonuses to be paid in February 2002, the committee chose not to modify the bonus program or withhold payment for fiscal year 2001. We have adopted provisions of Statement of Financial Accounting Standard ("SFAS") 115 which requires recognition of unrealized gains or losses on certain debt and equity securities held in Lake City Bank's investment securities portfolio at year end. For purposes of calculating bonus payments made in 2002, unrealized gains and losses in the investment securities portfolio of Lake City Bank are excluded from equity capital.

         Bonuses paid in 2002 were computed on our return on beginning shareholders' equity. It was based upon net profit (after taxes) and includes all realized securities gains and losses (including tax effect), before payment of incentive compensation bonuses and contributions to the 401(k) plan. For payments made in 2002, the year end return on shareholders' equity as of January 1 of each year must equal or exceed 12% in order for a bonus to be paid that year. Thereafter, based upon an established schedule, a percentage of each eligible officer's salary was paid as a bonus.

         For bonus payments made in 2002, the bonus program provided that our president and chief executive officer would receive up to 20% of his salary and that the executive vice presidents would receive up to 15% of their salary. Bonuses for officers receiving promotions during the year were prorated.

         The committee made changes to the executive incentive compensation plan in 2002 for bonus payments to be made in 2003. The group of eligible participants was expanded to include selected Lake City Bank officers and banking center managers. Eligible participants in the plan may earn a performance-based bonus based on the Company's return on beginning shareholders' equity and the employee's performance versus personal goals. For purposes of determining the return on shareholders equity, net income after the 401(k) match and incentive compensation costs and excluding non-recurring gain/loss on sale of fixed assets is used. In addition, the calculation utilizes beginning equity as of January 1, which includes common stock, surplus and undivided profits (including treasury stock) and the adjustment from unrealized gain/losses on securities. The return on beginning shareholders' equity as of January 1 of each year must equal or exceed 13% in order for a bonus to be paid that year. Thereafter, based upon an established schedule, the award eligibility increases with improved return on shareholders' equity. Bonuses under the plan provide for bonus payments of 5% to 40% of eligible salary.

   Stock Ownership

         At the annual meeting held in April 1998, the shareholders approved the Lakeland Financial Corporation 1997 Share Incentive Plan. The purpose of this incentive plan is to enhance our long term financial performance by:

      o attracting and retaining executive and other key employees of Lakeland Financial and Lake City Bank through incentive compensation opportunity;

      o motivating such employees to further the long term goals of Lakeland Financial and the Lake City Bank; and

      o furthering the identity of interests of participating employees with our shareholders through opportunities for increased employee ownership of Lakeland Financial.

      We have granted options to our executive officers in past years, although in 2002 we did not grant any options to our executive officers as a result of the introduction of the expanded incentive compensation program.

         We have a 401(k) plan, effective January 1, 1984, which allows the participants to choose between several different investment options, including shares of our common stock. Under the plan, employees are eligible to redirect up to 12% of their regular basic compensation into a tax-deferred trust. We make matching contributions of up to 6% of each participant's regular basic compensation. All participants are always 100% vested in their salary redirections and become 100% vested in our contribution upon retirement, disability or in accordance with the vesting provisions of the plan. Participant accounts are distributed to the individual participants upon termination of employment and may include our stock.

         Approved by the Lakeland Financial compensation committee as of December 31, 2002.

         L. Craig Fulmer Jerry L. Helvey, Chairman Terry L. Tucker R. Douglas Grant Michael L. Kubacki

                         Stock Price Performance Graph

         The stock price performance graph below shall not be deemed incorporated by reference by any general statement incorporating by reference this proxy statement into any filing under the Securities Act of 1933 or under the Securities Exchange Act of 1934, except to the extent Lakeland Financial specifically incorporates this information by reference, and shall not otherwise be deemed filed under such Acts.

         The graph below compares cumulative total return* of Lakeland Financial, the Nasdaq Market Index and a peer group index.

         The following table was presented as a graph in the proxy material mailed to shareholders.


    INDEX                      1997    1998    1999    2000    2001    2002
    ------------------------ ------- ------- ------- ------- ------- -------
    LAKELAND FINANCIAL CORP. $100.00 $ 77.81 $ 64.32 $ 55.98 $ 82.03 $112.42
    PEER GROUP INDEX          100.00  140.99  261.48  157.42  124.89   86.33
    NASDAQ MARKET INDEX       100.00   96.10   83.70   84.81  111.41  133.54


* Assumes $100 invested on December 31, 1997 and dividends were reinvested.

         The peer group index is comprised of all financial institution holding companies in the United States with total assets between one billion dollars and three billion dollars whose equity securities were traded on an exchange or national quotation service.

                            DIRECTORS' COMPENSATION

         During 2002, directors who were not full time employees of Lakeland Financial or Lake City Bank, were paid an annual fee of $8,500 and an additional $400 for each board meeting attended and $400 for each committee meeting attended. They are not eligible to participate in the 401(k) plan or the defined benefit plan. Inside directors (those who are full time employees of Lakeland Financial or Lake City Bank) are not paid a director's fee. Directors are permitted to defer receipt of their directors' fees and earn a rate of return based upon Lake City Bank's six-month certificate of deposit rates. Effective January 1, 1997, this plan was broadened to add an option to permit the directors to earn a return based upon the performance of our stock rather than the certificate of deposit rate. We may, but are not required to, fund the deferred fees into a trust which may hold our stock. The plan is unqualified and the directors have no interest in the trust. The deferred fees and any earnings thereon are unsecured obligations of Lakeland Financial. Any shares held in the trust are treated as treasury shares and may not be voted. During 2002, Ms. Pichon was granted an option to acquire 1,000 shares at the price of $27.00. The options are not exercisable for 5 years, except in the case of retirement or disability.

                CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

         During 2002, Lake City Bank had extended, and expects to continue to extend, loans to its directors and officers and to their related interests. Such loans were, and will continue to be, made only upon the same terms, conditions, interest rates, and collateral requirements as those prevailing at the same time for comparable loans extended from time to time to other, unrelated borrowers. Loans to directors and officers do not and will not involve greater risks of collectibility, or present other unfavorable features, than loans to other borrowers.

                            AUDIT COMMITTEE REPORT

         The report of the audit committee below shall not be deemed incorporated by reference by any general statement incorporating by reference this proxy statement into any filing under the Securities Act of 1933 or under the Securities Exchange Act of 1934, except to the extent Lakeland Financial specifically incorporates this information by reference, and shall not otherwise be deemed filed under such Acts.

         The audit committee assists the board in carrying out its oversight responsibilities for our financial reporting process, audit process and internal controls. The audit committee also reviews the audited financial statements and recommends to the board that they be included in our annual report on Form 10-K. As of December 31, 2002, the committee was comprised solely of independent directors.

         The audit committee has reviewed and discussed our audited financial statements for the fiscal year ended December 31, 2002 with our management and Crowe, Chizek and Company LLP, our independent auditors. The committee has also discussed with Crowe Chizek the matters required to be discussed by SAS 61 (Codification for Statements on Auditing Standards) as well as having received and discussed the written disclosures and the letter from Crowe Chizek required by Independence Standards Board Statement No. 1 (Independence Discussions with Audit Committees). Based on the review and discussions with management and Crowe Chizek, the committee has recommended to the board that the audited financial statements be included in our annual report on Form 10-K for the fiscal year ending December 31, 2002 for filing with the Securities and Exchange Commission.

         Approved by the Lakeland Financial audit committee as of December 31, 2002.

         Anna K. Duffin           Emily E. Pichon          Richard L. Pletcher
         Steven D. Ross           Terry L. Tucker          M. Scott Welch

                        INDEPENDENT PUBLIC ACCOUNTANTS

         Shareholders will be asked to ratify the appointment of Crowe, Chizek and Company LLP as our independent public accountants for the year ending December 31, 2003. A proposal will be presented at the annual meeting to ratify the appointment of Crowe Chizek. If the appointment of Crowe Chizek is not ratified, the matter of the appointment of independent public accountants will be considered by the audit committee and board of directors. A representative of Crowe Chizek is not expected to be present at the annual meeting.

Accountant Fees

   Audit Fees

         The aggregate fees and expenses billed by Crowe Chizek in connection with the audit of our annual financial statements as of and for the year ended December 31, 2002 and for the required review of our financial information included in our Form 10-Q filings for the year 2002 was $98,650.

   Financial Information Systems Design and Implementation Fees

         There were no fees incurred for these services for the year 2002.

   All Other Fees

         The aggregate fees and expenses billed by Crowe Chizek for all other services rendered to us for the year ended December 31, 2002 was $43,990.

         The audit committee, after consideration of the matter, does not believe that the rendering of these services by Crowe Chizek to be incompatible with maintaining Crowe Chizek's independence as our principal accountant.

                           PROPOSALS OF SHAREHOLDERS

         Any proposal which any shareholder may intend to present at the annual meeting to be held in 2004 must be received by us on or before November 7, 2003, if such proposal is to be included in the proxy statement and form of proxy pertaining to the 2004 annual meeting.



                                         Michael L. Kubacki
                                         President and Chief Executive Officer

March 7, 2003
Warsaw, Indiana

                      ALL SHAREHOLDERS ARE URGED TO SIGN
                        AND MAIL THEIR PROXIES PROMPTLY

                                  APPENDIX A

                        LAKELAND FINANCIAL CORPORATION
                            AUDIT COMMITTEE CHARTER

                                    Purpose

The Audit Committee is appointed by the Board to assist the Board in monitoring (1) the integrity of the financial statements of the Company, (2) the independent auditor's qualifications and independence, (3) the performance of the Company's internal audit function and independent auditors, and (4) the compliance by the Company with legal and regulatory requirements.


                             Committee Membership

The Audit Committee shall consist of no fewer than three members. The members of the Audit Committee shall meet the independence and experience requirements of the NASDAQ, Section 10A(m)(3) of the Securities Exchange Act of 1934 (the "Exchange Act) and the rules and regulations of the Commission. At least one member of the Audit Committee shall be a financial expert as defined by the Commission. Audit Committee members shall not simultaneously serve on the audit committees of more than two other public companies.

The members of the Audit Committee shall be appointed by the Board on the recommendation of the Nominating Committee. Audit Committee members may be replaced by the Board.

                                   Meetings

The Audit Committee shall meet as often as it determines, but not less frequently than quarterly. The Audit Committee shall meet periodically with management, the internal auditors and the independent auditor in separate executive sessions. The Audit Committee may request any officer or employee of the Company or the Company's outside counsel or independent auditor to attend a meeting of the Committee or to meet with any members of, or consultants to, the Committee.

                   Committee Authority and Responsibilities

The Audit Committee shall have the sole authority to appoint or replace the independent auditor (subject, if applicable, to shareholder ratification). The Audit Committee shall be directly responsible for the compensation and oversight of the work of the independent auditor (including resolution of disagreements between management and the independent auditor regarding financial reporting) for the purpose of preparing or issuing an audit report or related work. The independent auditor shall report directly to the Audit Committee.

The Audit Committee shall preapprove all auditing services and permitted non-audit services to be performed for the Company by its independent auditor, subject to the de minimus exceptions for non-audit services described in
Section 10A(i)(1)(B) of the Exchange Act, which are approved by the Audit Committee prior to the completion of the audit.

The Audit Committee may form and delegate authority to subcommittees consisting of one or more members when appropriate, including the authority to grant preapprovals of audit and permitted non-audit services, provided that decisions of such subcommittee to grant preapprovals shall be presented to the full Audit Committee at its next scheduled meeting.

The Audit Committee shall have the authority, to the extent it deems necessary or appropriate, to retain independent legal, accounting or other advisors. The Company shall provide for appropriate funding, as determined by the Audit Committee, for payment of compensation to the independent auditor for the purpose of rendering or issuing an audit report and to any advisors employed by the Audit Committee.

The Audit Committee shall make regular reports to the Board. The Audit Committee shall review and reassess the adequacy of this Charter annually and recommend any proposed changes to the Board for approval. The Audit Committee shall annually review the Audit Committee's own performance.

The Audit Committee, to the extent it deems necessary or appropriate, shall:

                  Financial Statement and Disclosure Matters

1. Review and discuss with management and the independent auditor the annual audited financial statements, including disclosures made in management discussion and analysis, and recommend to the Board whether the audited financial statements should be included in the Company's Form 10-K.

2. Review and discuss with management and the independent auditor the Company's quarterly financial statements prior to the filing of its Form 10-Q, including the results of the independent auditor's reviews of the quarterly financial statements.

3. Discuss with management and the independent auditor significant financial reporting issues and judgments made in connection with the preparation of the Company's financial statements, including any significant changes in the Company's selection or application of accounting principles, any major issues as to the adequacy of the Company's internal controls and any special steps adopted in light of material control deficiencies.

4. Review and discuss quarterly reports from the independent auditors on: a) All critical accounting policies and practices to be used.
b) All alternative treatments of financial information within generally accepted accounting principles that have been discussed with management, ramifications of the use of such alternative disclosures and treatments, and the treatment preferred by the independent auditor.
c) Other material written communications between the independent auditor and management, such as any management letter or schedule of unadjusted differences.

5. Discuss with management the Company's earnings press releases, including the use of "pro forma" or "adjusted" non-GAAP information, as well as financial information and earnings guidance provided to analysts and rating agencies. Such discussion may be done generally (consisting of discussing the types of information to be disclosed and the types of presentations to be made).

6. Discuss with management and the independent auditor the effect of regulatory and accounting initiatives as well as off-balance sheet structures on the Company's financial statements.

7. Discuss with management the Company's major financial risk exposures and the steps management has taken to monitor and control such exposures, including the Company's risk assessment and risk management policies.

     Discuss with the independent auditor the matters required to be discussed by Statement on Auditing Standards No. 61 relating to the conduct of the audit.

8. Including any difficulties encountered in eh course of the audit work, any restrictions on the scope of activities or access to requested information, and any significant disagreements with management.

9. Review disclosures made to the Audit Committee by the Company's CEO and CFO during their certification process for the Form 10-K and Form 10-Q about any significant deficiencies in the design or operation of internal controls or material weaknesses therein and any fraud involving management or other employees who have a significant role in the Company's internal controls.

     Oversight of the Company's Relationship with the Independent Auditor

10.  Review and evaluate the lead partner of the independent auditor team.

11. Obtain and review a report from the independent auditor at least annually regarding (a) the independent auditor's internal quality-control procedures (b) any material issues raised by the most recent internal quality -control review, or peer review, of the firm, or by any inquiry or investigation by governmental or professional authorities within the preceding five years respecting one or more independent audits carried out by the firm, (c) any steps taken to deal with any such issues, and
     (d) all relationship between the independent auditor and the Company. Evaluate the qualifications, performance and independence of the independent auditor, including considering whether the auditor's quality controls are adequate and the provision of permitted non-audit services is compatible with maintaining the auditor's independence, and taking into account the opinions of management and internal auditors. The Audit Committee shall present its conclusions with respect to the independent auditor to the Board.

12. Ensure the rotation of the lead (or coordinating) audit partner having primary responsibility for the audit and the audit partner responsible for reviewing the audit as required by law. Consider whether, in order to assure continuing auditor independence, it is appropriate to adopt a policy of rotating the independent auditing firm on a regular basis.

13. Recommend to the Board policies for the Company's hiring of employees or former employees of the independent auditor who participated in any capacity in the audit of the Company.

14. Discuss with the national office of the independent auditor issues on which they were consulted by the Company's audit team and matters of audit quality and consistency.

15. Meet with the independent auditor prior to the audit to discuss the planning and staffing of the audit.

              Oversight of the Company's Internal Audit Function

16. Review the appointment and replacement of the senior internal auditing executive.

17. Review the significant reports to management prepared by the internal auditing department and management's responses.

18. Discuss with the independent auditor and management the internal audit department responsibilities, budget and staffing and any recommended changes in the planned scope of internal audit.

                     Compliance Oversight Responsibilities

19. Obtain from the independent auditor assurance that Section 10A(b) of the Exchange Act has not been implicated.

20. Obtain reports from management, the Company's senior internal auditing executive and the independent auditor that the Company and its subsidiary/foreign affiliated entities are in conformity with applicable legal requirements and the Company's Code of Business Conduct and Ethics. Review reports and disclosures of insider and affiliated party transactions. Advise the Board with respect to the Company's policies and procedures regarding compliance with applicable laws and regulations and with the Company's Code of Business Conduct and Ethics.

21. Establish procedures for the receipt, retention and treatment of complaints received by the Company regarding accounting, internal accounting controls or auditing matters, and the confidential, anonymous submission by employees of concerns regarding questionable accounting or auditing matters.

22. Discuss with management and the independent auditor any correspondence with regulators or governmental agencies and any published reports, which raise material issues regarding the Company's financial statements or accounting policies.

23. Discuss with the Company's General Counsel legal matters that may have a material impact on the financial statements or the Company's compliance policies.

                     Limitation of Audit Committee's Role

While the Audit Committee has the responsibilities and powers set forth in this Charter, it is not the duty of the Audit Committee to plan or conduct audits or to determine that the Company's financial statements and disclosures are complete and accurate and are in accordance with generally accepted accounting principles and applicable rules and regulations. These are the responsibilities of management and the independent auditor.


Revised: February 4, 2003

           PROXY FOR COMMON SHARES SOLICITED ON BEHALF OF THE BOARD
            OF DIRECTORS FOR THE ANNUAL MEETING OF SHAREHOLDERS OF
          LAKELAND FINANCIAL CORPORATION TO BE HELD ON APRIL 8, 2003

         The undersigned hereby appoints R. Douglas Grant and Michael L. Kubacki, or either one of them acting in the absence of the other, with power of substitution, attorneys and proxies, for and in the name and place of the undersigned, to vote the number of common shares that the undersigned would be entitled to vote if then personally present at the annual meeting of shareholders, to be held at Westminster Hall located at 200 Seminary Drive in Winona Lake, Indiana, on the 8th day of April, 2003, at 12:00 p.m., or any adjournments or postponements of the meeting, upon the matters set forth in the notice of annual meeting and proxy statement, receipt of which is hereby acknowledged, as follows:

1.  ELECTION OF DIRECTORS:
    FOR all nominees listed below        WITHHOLD AUTHORITY
    ---                                  ------------------
    (except as marked to the contrary    to vote for all nominees listed below
    below)

    [ ]                                  [ ]
    (INSTRUCTIONS: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE, STRIKE A LINE THROUGH THE NOMINEE'S NAME IN THE LIST BELOW.)

    Term Expires 2006:  R. Douglas Grant, Jerry L. Helvey, Allan J. Ludwig,
                        D. Jean Northenor, Emily Pichon and Richard L. Pletcher

2. RATIFY THE APPOINTMENT OF Crowe, Chizek & Company LLP as the Company's independent public auditors for the year ending December 31, 2003:

    [ ]                               [ ]                              [ ]
    For                               Against                          Abstain


3. In accordance with their discretion, upon all other matters that may properly come before said meeting and any adjournments or postponements of the meeting.

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE NOMINEES LISTED UNDER PROPOSAL 1 AND FOR PROPOSAL 2.


                          Dated:                                        , 2003
                                      ----------------------------------------

                          Signature(s)
                                      ----------------------------------------




NOTE: PLEASE DATE PROXY AND SIGN IT EXACTLY AS NAME OR NAMES APPEAR ABOVE. ALL JOINT OWNERS OF SHARES SHOULD SIGN. STATE FULL TITLE WHEN SIGNING AS EXECUTOR, ADMINISTRATOR, TRUSTEE, GUARDIAN, ETC. PLEASE RETURN SIGNED PROXY IN THE ENCLOSED ENVELOPE.